Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Pennsylvania Power Company, Metropolitan Edison Company, and Pennsylvania Electric Company ("Companies") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), each undersigned officer of each of the Companies does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) Each of the Reports fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company to which it relates.



                                                 /s/H. Peter Burg
                                            ----------------------------
                                                    H. Peter Burg
                                              Chief Executive Officer
                                                 November 14, 2003



                                                /s/Richard H. Marsh
                                            ----------------------------
                                                   Richard H. Marsh
                                              Chief Financial Officer
                                                 November 14, 2003


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